                                                                    EXHIBIT 23.3





                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 for the Micrografx, Inc. 1995 Incentive and Nonstatutory Stock Option Plan of our reports dated August 2, 1996 included in Micrografx, Inc.'s Form 10-K for the year ended June 30, 1998.


                                               /s/ ARTHUR ANDERSEN LLP


Dallas, Texas
October 7, 1998